Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Muscle Maker, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Roper, Chief Executive Officer and Secretary of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Annual Report on Form 10-K/A for the year ended December 31, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K/A for the year ended December 31, 2019, fairly presents, in all material respects, the financial condition and results of operations of Muscle Maker, Inc.

By:	/s/ Michael J. Roper
Michael J. Roper
Chief Executive Officer and Secretary
(Principal Executive Officer)
June 5, 2020